John Hancock Trust

Supplement dated May 11, 2007

to the Prospectus dated May 1, 2007

Quantitative Mid Cap Trust

Harpreet Singh has been added as a co-portfolio manager of the Quantitative Mid Cap Trust. Mr. Singh joined MFC Global Investment Management (U.S.A.) Limited, the Fund’s subadviser, in 2000, and is currently the Vice President and Senior Portfolio Manager of U.S. Equities. He was previously a quantitative analyst at Standish, Ayer & Wood Inc.

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John Hancock Trust

Supplement dated May 11, 2007

to the Statement of Additional Information

Dated May 1, 2007

The disclosure under the “Additional Investment Policies” section under the heading “Lending Securities” is amended and restated as follows:

Each Fund may lend its securities so long as such loans do not represent more than 33 1/3% of the Fund’s total assets. As collateral for the lent securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the lent securities. The collateral may consist of cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the lent securities increases. As with other extensions of credit, there are risks that collateral could be inadequate in the event of the borrower failing financially, which could result in actual financial loss, and risks that recovery of loaned securities could be delayed, which could result in interference with portfolio management decisions or exercise of ownership rights. The collateral is managed by an affiliate of the Adviser. In addition, a Fund may lose its right to vote its shares of the loaned securities at a shareholders meeting unless it recalls the loaned securities in advance of the record date for the meeting. Each Fund, except those listed below, entered into an agreement with Morgan Stanley & Co. Incorporated and MS Securities Services Inc. (collectively, “Morgan Stanley”) which permits a Fund to lend securities to Morgan Stanley on a principal basis. It is presently anticipated that Morgan Stanley will be the primary borrower of securities of the Funds. The risk of having one primary borrower of Fund securities (as opposed to several borrowers) is that should Morgan Stanley fail financially, all securities lent will be affected by the failure and by any delays in recovery of the securities (or in the rare event, loss of rights in the collateral).

The following Funds have not entered into a security lending agreement with Morgan Stanley:

Value Trust, Money Market Trust and Money Market Trust B.

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